Exhibit 99.1

Inseego Reports Second Quarter 2025 Financial Results

Q2 2025 revenue of $40.2 million

Q2 2025 Adjusted EBITDA of $4.7 million and GAAP Net Income of $0.5 million

Paid off $14.9 million balance of 2025 Convertible Notes

Entered into a $15.0 million undrawn working capital facility for further operating flexibility and liquidity

SAN DIEGO—August 7, 2025—Inseego Corp. (Nasdaq: INSG) (the “Company”), a technology leader in 5G mobile and fixed wireless solutions for mobile network operators, Fortune 500 enterprises and SMBs, today reported its results for the second quarter of 2025 ended June 30, 2025.

“We hit several major milestones this quarter at Inseego, including the highly successful launch of our new FWA enterprise-grade wireless router, the FX4100. We also were successful in renewing our stocked MiFi products with our two large tier 1 carrier customers while adding a new tier 1 carrier to stock both our mobile and FWA products starting later this year,” said Juho Sarvikas, Chief Executive Officer of Inseego. “We delivered ahead of expectations, while continuing to invest in our product roadmap, software platforms and go-to-market strategy. We are continuing to execute against our strategy to deliver durable growth and profitability and believe we are well positioned to deliver meaningful long-term value for stockholders.”

Steven Gatoff, Chief Financial Officer of Inseego, added: “We were pleased to deliver results ahead of guidance for both revenue and Adjusted EBITDA, and generate positive GAAP Operating and Net Income. We’re gaining traction in the marketplace with our new products and our work on adding additional operating flexibility and liquidity to further enhance the Company’s capital structure will allow us to take advantage of these market opportunities. As we continue executing on our strategy, we remain committed to driving revenue growth, sustaining adjusted EBITDA profitability, and generating cash to support long-term value creation.”

Q2 2025 Financial Highlights

•	Revenue for Q2 2025 was $40.2 million, up 27% sequentially.

•	Adjusted EBITDA for Q2 2025 was $4.7 million, up 29% sequentially.

•	GAAP gross margin for Q2 2025 was 41.1%, the Company’s second consecutive quarter with gross margin exceeding 40%.

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Business Highlights

•	Launched our third generation FX4100 with T-Mobile, leveraging our new Edge Router OS, significantly upgraded Inseego Connect SaaS feature set, and our new X700 mesh Wi-Fi nodes. Initial sales momentum has already outpaced the adoption levels of our previous two generations, signaling strong market demand.

•	Renewed our stocked MiFi products with our two existing Tier 1 carrier customers. This is our 11th generation in this category, demonstrating our leadership in mobile broadband – and this generation will allow us to target both the business and consumer mobile broadband MiFi market.

•	Expanded our carrier footprint by adding a new Tier 1 carrier customer to stock both our mobile and FWA next generation products, with shipments expected to begin late in 2025.

•	Closed a multi-million-dollar enterprise agreement with an industrial S&P 500 company — facilitated through one of our Inseego IGNITE channel partners for a deployment that combines our high-performance hardware with Inseego Connect software.

•	Announced appointments of Lawrence Hau as Chief Supply Chain Officer, and Zack Kowalski as SVP of Business Development. The addition of these industry leaders reinforces our focus on operational discipline and scalable go-to-market execution.

•	Appointed George Mulhern, seasoned wireless industry leader and former Chairman and CEO of Cradlepoint, Inc., to the Company’s Board of Directors

•	Entered into a $15.0 million undrawn working capital facility with BMO Bank.

Q3 2025 Guidance

–	Total revenue in the range of $40.0 million to $43.0 million.

–	Adjusted EBITDA in the range of $4.0 million to $5.0 million.

Our Q3 2025 financial guidance does not include any potential impact of the evolving tariff environment.

Conference Call Information

Inseego will host a conference call and live webcast today at 5:00 p.m. ET. A Q&A session will be held live directly after the prepared remarks. To access the conference call:

•	Online, visit https://investor.inseego.com/events-presentations

•	Those without internet access or unable to pre-register may dial in by calling:

•	In the United States, call 1-844-282-4463

•	International parties can access the call at 1-412-317-5613

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An audio replay of the conference call will be available one hour after the call through August 21, 2025. To hear the replay, parties in the United States may call 1-877-344-7529 and enter access code 4033918 followed by the # key. International parties may call 1-412-317-0088. In addition, the Inseego Corp. press release will be accessible from the Company's website before the conference call begins.

About Inseego Corp.

Inseego Corp. (Nasdaq: INSG) is the industry leader in 5G Enterprise cloud WAN solutions with millions of end customers and thousands of enterprise and SMB customers on its 4G, 5G and cloud platforms. Inseego’s 5G Edge Cloud combines the industry’s best 5G technology, rich cloud networking features and intelligent edge applications. Inseego powers new business experiences by connecting distributed sites and workforces, securing enterprise data and improving business outcomes with intelligent operational visibility—all over a 5G network. For more information on Inseego, visit www.inseego.com.

Cautionary Note Regarding Forward-Looking Statements

Some of the information presented in this news release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements often address expected future business and financial performance and often contain words such as “may,” “estimate,” “anticipate,” “believe,” “expect,” “intend,” “plan,” “project,” “will” and similar words and phrases indicating future results. The information presented in this news release related to our future business outlook, the future demand for our products, and other statements that are not purely historical facts are forward-looking. These forward-looking statements are based on management’s current expectations, assumptions, estimates, and projections. They are subject to significant risks and uncertainties that could cause results to differ materially from those anticipated in such forward-looking statements. We, therefore, cannot guarantee future results, performance, or achievements. Actual results could differ materially from our expectations.

Factors that could cause actual results to differ materially from the Company’s expectations include: (1) the Company’s dependence on a small number of customers for a substantial portion of our revenues; (2) the future demand for wireless broadband access to data and asset management software and services and our ability to accurately forecast; (3) the growth of wireless wide-area networking and asset management software and services; (4) customer and end-user acceptance of the Company’s current product and service offerings and market demand for the Company’s anticipated new product and service offerings; (5) our ability to develop sales channels and to onboard channel partners; (6) increased competition and pricing pressure from participants in the markets in which the Company is engaged; (7) dependence on third-party manufacturers and key component suppliers worldwide; (8) the impact of fluctuations of foreign currency exchange rates; (9) the impact of supply chain challenges on our ability to source components and manufacture our products; (10) unexpected liabilities or expenses; (11) the Company’s ability to introduce new products and services in a timely manner, including the ability to develop and launch 5G products at the speed and functionality required by our customers; (12) litigation, regulatory and IP developments related to our products or components of our products; (13) the Company’s ability to raise additional financing when the Company requires capital for operations or to satisfy corporate obligations; (14) the Company’s plans and expectations relating to acquisitions, divestitures, strategic relationships, international expansion, software and hardware developments, personnel matters, and cost containment initiatives, including restructuring activities and the timing of their implementations; (15) the global semiconductor shortage and any related price increases or supply chain disruptions, (16) the potential impact of COVID-19 or other global public health emergencies on the business, (17) the impact of high rates of inflation and rising interest rates, (18) the impact of import tariffs on our materials and products, and (19) the impact of geopolitical instability on our business.

These factors, as well as other factors set forth as risk factors or otherwise described in the reports filed by the Company with the SEC (available at www.sec.gov), could cause results to differ materially from those expressed in the Company’s forward-looking statements. The Company assumes no obligation to update publicly any forward-looking statements, even if new information becomes available or other events occur in the future, except as otherwise required under applicable law and our ongoing reporting obligations under the Securities Exchange Act of 1934, as amended.

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Non-GAAP Financial Measures

Inseego Corp. has provided financial information in this press release that has not been prepared in accordance with GAAP. Adjusted EBITDA and non-GAAP operating costs and expenses, for example, exclude preferred stock dividends, share-based compensation expense, amortization of intangible assets purchased through acquisitions, amortization of discount/premium and issuance costs related to our 2029 Senior Secured Notes, 2025 Notes and revolving credit facility, fair value adjustments on derivative instruments, and other non-recurring expenses. Adjusted EBITDA excludes interest, taxes, depreciation, amortization, impairment of capitalized software, impairment of long-lived assets, debt restructuring costs and divestiture related costs, along with certain other non-recurring expenses and foreign exchange gains and losses.

Adjusted EBITDA, non-GAAP cost of revenues, and non-GAAP operating costs and expenses are supplemental measures of our performance that are not required by, or presented in accordance with, GAAP. These non-GAAP financial measures have limitations as an analytical tool. They are not intended to be used in isolation or as a substitute for cost of revenues, operating expenses, net loss, net loss per share or any other performance measure determined in accordance with GAAP. We present these non-GAAP financial measures because we consider them to be an important supplemental performance measure.

We use these non-GAAP financial measures to make operational decisions, evaluate our performance, prepare forecasts and determine compensation. Further, management and investors benefit from referring to these non-GAAP financial measures in assessing our performance when planning, forecasting and analyzing future periods. Share-based compensation expenses are expected to vary depending on the number of new incentive award grants issued to both current and new employees, the number of such grants forfeited by former employees, and changes in our stock price, stock market volatility, expected option term and risk-free interest rates, all of which are difficult to estimate. In calculating non-GAAP financial measures, we exclude certain non-cash and one-time items to facilitate comparability of our operating performance on a period-to-period basis because such expenses are not, in our view, related to our ongoing operational performance. We use this view of our operating performance to compare it with the business plan and individual operating budgets and in the allocation of resources.

We believe that these non-GAAP financial measures are helpful to investors in providing greater transparency to the information used by management in its operational decision-making. The Company believes that using these non-GAAP financial measures also facilitates comparing our underlying operating performance with other companies in our industry, which use similar non-GAAP financial measures to supplement their GAAP results.

In the future, we expect to continue to incur expenses similar to the non-GAAP adjustments described above, and the exclusion of these items in the presentation of our non-GAAP financial measures should not be construed as an inference that these costs are unusual, infrequent, or non-recurring. Investors and potential investors are cautioned that material limitations are associated with using non-GAAP financial measures as an analytical tool. The limitations of relying on non-GAAP financial measures include, but are not limited to, the fact that other companies, including other companies in our industry, may calculate non-GAAP financial measures differently than we do, limiting their usefulness as a comparative tool.

Investors and potential investors are encouraged to review the reconciliation of our non-GAAP financial measures in this press release with our GAAP financial results.

Investor Relations Contact:

Matt Glover, Gateway Group: (949) 574-3860

IR@inseego.com

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INSEEGO CORP.

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except share and per share data)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Revenues:
Mobile solutions	$13,672	$25,879	$31,462	$41,149
Fixed wireless access solutions	14,511	13,317	16,414	27,499
Product	28,183	39,196	47,876	68,648
Services and other	12,040	12,424	24,020	20,477
Total revenues	40,223	51,620	71,896	89,125
Cost of revenues:
Product	22,365	30,507	37,761	53,220
Services and other	1,343	2,304	2,637	3,852
Total cost of revenues	23,708	32,811	40,398	57,072
Gross profit	16,515	18,809	31,498	32,053
Operating costs and expenses:
Research and development	4,820	5,173	9,355	9,856
Sales and marketing	3,951	4,212	7,885	8,051
General and administrative	4,703	3,918	9,193	7,873
Depreciation and amortization	1,761	3,652	3,825	6,944
Impairment of capitalized software	–	–	384	420
Total operating costs and expenses	15,235	16,955	30,642	33,144
Operating income (loss)	1,280	1,854	856	(1,091)
Other (expense) income:
Interest expense	(933)	(1,776)	(1,959)	(3,955)
Loss on extinguishment of revolving credit facility	–	(788)	–	(788)
Gain on debt restructurings, net	–	1,324	–	1,324
Other income (expense), net	182	(417)	485	(792)
Income (Loss) before income taxes	529	197	(618)	(5,302)
Income tax provision	22	118	45	135
Income (Loss) from continuing operations	507	79	(663)	(5,437)
Income (loss) from discontinued operations, net of income tax provision	–	545	(400)	1,606
Net income (loss)	507	624	(1,063)	(3,831)
Preferred stock dividends	(883)	(808)	(1,747)	(1,598)
Net income (loss) attributable to common stockholders	$(376)	$(184)	$(2,810)	$(5,429)
Per share data:
Net earnings (loss) per share
Basic and diluted
Continuing operations	$(0.03)	$(0.06)	$(0.16)	$(0.59)
Discontinued operations	$–	$0.05	$(0.03)	$0.14
Basic and diluted earnings (loss) per share*	$(0.03)	$(0.02)	$(0.19)	$(0.46)
Weighted-average shares used in computation of net earnings (loss) per share
Basic and diluted	15,023,832	11,894,746	15,012,918	11,887,233

(*) Adjusted retroactively for reverse stock split that occurred on January 24, 2024

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INSEEGO CORP.

CONSOLIDATED BALANCE SHEETS

(In thousands)

(Unaudited)

	June 30, 2025	December 31, 2024
ASSETS
Current assets:
Cash and cash equivalents	$13,221	$39,596
Accounts receivable, net	24,070	13,803
Inventories	15,045	13,575
Prepaid expenses and other	3,847	5,926
Total current assets	56,183	72,900
Property, plant and equipment, net	909	1,102
Intangible assets, net	19,243	18,747
Goodwill	3,949	3,949
Operating lease right-of-use assets	2,328	2,855
Other assets	460	446
Total assets	$83,072	$99,999
LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$22,404	$18,433
Accrued expenses and other current liabilities	23,838	30,133
2025 Convertible Notes, net	–	14,905
Total current liabilities	46,242	63,471
Long-term liabilities:
Operating lease liabilities	1,886	2,627
Deferred tax liabilities, net	180	174
2029 Senior Secured Notes, net	41,721	41,830
Other long-term liabilities	3,539	4,755
Total liabilities	93,568	112,857
Commitments and contingencies
Stockholders’ deficit:
Preferred stock (aggregate liquidation preference of $40.1 million as of June 30, 2025)	–	–
Common stock	15	15
Additional paid-in capital	897,591	892,534
Accumulated other comprehensive loss	333	218
Accumulated deficit	(908,435)	(905,625)
Total stockholders’ deficit	(10,496)	(12,858)
Total liabilities and stockholders’ deficit	$83,072	$99,999

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INSEEGO CORP.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Six Months Ended June 30,
	2025	2024
Cash flows from operating activities:
Net income (loss)	$(1,063)	$(3,831)
Adjustments to reconcile net loss to net cash used in (provided by) operating activities:
(Income) Loss from discontinued operations, net of tax	400	(1,606)
Depreciation and amortization	3,890	7,022
Provision for expected credit losses	103	(371)
Impairment of capitalized software	384	420
Provision for excess and obsolete inventory	1,194	53
Share-based compensation expense	3,255	1,521
Amortization of debt discount (premium) and debt issuance costs, net	(65)	858
Deferred income taxes	6	12
Non-cash operating lease expense	527	629
Changes in assets and liabilities:
Accounts receivable	(10,370)	3,155
Inventories	(2,664)	4,486
Prepaid expenses and other assets	1,355	579
Accounts payable	4,051	5,841
Accrued expenses and other liabilities	(7,404)	14,524
Operating lease liabilities	(654)	(734)
Operating cash flows from continuing operations	(7,055)	32,022
Operating cash flows from discontinued operations	(881)	867
Net cash used in (provided by) operating activities	(7,936)	32,889
Cash flows from investing activities:
Purchases of property, plant and equipment	(220)	(25)
Additions to capitalized software development costs and purchases of intangible assets	(4,371)	(2,348)
Investing cash flows from continuing operations	(4,591)	(2,373)
Investing cash flows from discontinued operations	710	(3)
Net cash used in investing activities	(3,881)	(2,376)
Cash flows from financing activities:
Payments related to repayments of 2025 Convertible Notes	(14,949)	(1,650)
Proceeds from issuance of short-term loan and warrants, net of issuance costs	–	16,500
Net repayments on revolving credit facility	–	(4,882)
Proceeds from stock option exercises and employee stock purchase plan, net of taxes	272	2
Financing cash flows from continuing operations	(14,677)	9,970
Financing cash flows from discontinued operations	–	–
Net cash used in (provided by) financing activities	(14,677)	9,970
Effect of exchange rates on cash	119	(209)
Net decrease (increase) in cash and cash equivalents	(26,375)	40,274
Cash and cash equivalents, beginning of period	39,596	2,409
Cash and cash equivalents, end of period	$13,221	$42,683

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INSEEGO CORP.

Supplemental Reconciliation of GAAP Income (Loss) from Continuing Operations to Adjusted EBITDA

(In thousands)

(Unaudited)

	Q2 2025	Q1 2025	Q4 2024	Q3 2024	Q2 2024	Q1 2024
Income (Loss) from continuing operations	$507	$(1,170)	$(16,475)	$7,543	$79	$(5,516)
Income tax provision (benefit)	22	23	518	36	118	17
Interest expense, net	933	1,026	1,220	5,731	1,776	2,179
Loss on extinguishment of revolving credit facility	–	–	–	–	788	–
Gain/(loss) on debt restructurings, net	–	–	16,541	(12,366)	(1,324)	–
Other (income) expense, net	(182)	(303)	(14)	72	417	375
Depreciation and amortization	1,792	2,098	2,308	3,193	3,691	3,337
Share-based compensation expense	1,654	1,601	1,109	1,193	834	687
Debt restructuring costs	–	–	201	669	452	–
Impairment of operating lease right-of-use assets	–	–	–	139	–	–
Impairment of capitalized software	–	384	–	507	–	420
Adjusted EBITDA from continuing operations	$4,726	$3,659	$5,408	$6,717	$6,831	$1,499

See “Non-GAAP Financial Measures” for information regarding our use of Non-GAAP financial measures.

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